Payments, by Category - 12 months ended Dec. 31, 2023 $ in Millions	USD ($)	[1],[2]
Payments:
Taxes	$ 2,978.4
Royalties	603.1
Fees	20.2
Prod. Entitlements	131.7
Bonuses	5.2
Total Payments	$ 3,738.6

[1]	Figures are rounded to the nearest $0.1 million.
[2]	Two categories required by the Regulations (Dividends and Infrastructure improvements) have been excluded from the table as no payments were made against these categories for the year ended 31 December 2023.